UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 29, 2011

NAPCO SECURITY TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-10004	11-2277818
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bayview Avenue, Amityville, New York 11701
(Address of principal executive offices)

Registrant’s telephone number, including area code (631) 842-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below) :

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)
On November 29, 2011 the Registrant and its Senior Vice President of Corporate Sales and Marketing agreed to a two (2) year extension (“Extension”) of the existing Employment Agreement dated December 20, 1999 between the Registrant and the Executive. The Extension extends the term of the Employment Agreement through October 5, 2014.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS.

Exhibit 10.J	Employment Agreement between the Registrant and Jorge Hevia dated December 20, 1999

Exhibit 10.K	Two (2) Year Extension, dated November 29, 2011, of Employment Agreement between the Registrant and Jorge Hevia

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

NAPCO SECURITY TECHNOLOGIES, INC.
(Registrant)

Date: February 8, 2013	By: /s/KEVIN S. BUCHEL
Kevin S. Buchel
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit 10.J	Employment Agreement between the Registrant and Jorge Hevia dated September 24, 1998

Exhibit 10.K	Two (2) Year Extension, dated November 29, 2011, of Employment Agreement between the Registrant and Jorge Hevia